UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported) August 31, 2015

ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York		14513
(Address of principal executive offices)		(Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In a press release dated September 1, 2015, Ultralife Corporation (NASDAQ: ULBI) announced that its Communications Systems business has been awarded a contract valued at approximately $8.2 million to supply its Soldier Radio Waveform (“SRW”) Vehicle Installed Power Enhanced Rifleman Appliqué (“VIPER”) systems to Thales Defense & Security, Inc., a global leader in the development, manufacture, and support of combat-proven, software-defined radio (SDR) equipment, for the U.S. Army.

 Item 9.01 Financial Statements, Pro Forma Financials and Exhibits

(d)        Exhibits

              99.1 Press Release of Ultralife Corporation dated September 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRALIFE CORPORATION

September 1, 2015	By:	/s/ Philip A. Fain
Chief Financial Officer and Treasurer